SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 19, 2004

(Date of earliest event reported)

WESTAFF, INC.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-24990	94-1266151
(Commission file number)	(I.R.S. employer identification no.)

298 North Wiget Lane, Walnut Creek, CA 94598

(Address of principal executive offices, including Zip Code)

(925) 930-5300
(Registrant’s telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

(c)                               Exhibits

Exhibit No.	Description of Document

99.1	Press Release dated August 19, 2004.

Item 12. Results of Operations and Financial Condition.

On August 19, 2004, Westaff, Inc. (the “Company”) released its financial results for the third quarter ended July 10, 2004. A copy of the Company’s press release dated August 19, 2004, reporting such results is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information furnished in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTAFF, INC.

	By:	/s/ Dirk A. Sodestrom
Dirk A. Sodestrom
Senior Vice President and Chief Financial Officer

Date: August 20, 2004

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press Release dated August 19, 2004